UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 11, 2010
SIGNATURE GROUP HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

175 North Riverview Drive
Anaheim, California	92808

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code): (714) 283-6500
Fremont General Corporation
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sale of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-3.1
EX-3.2
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
General
Pursuant to “Signature Group Holdings, LLC’s Chapter 11 Fourth Amended Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent, Dated June 8, 2010” (the “Plan”) and the bankruptcy court’s June 9, 2010 amended order confirming the Plan (“Confirmation Order”), Fremont General Corporation (the “Debtor”) emerged from bankruptcy and filed Amended and Restated Articles of Incorporation with the Secretary of State of Nevada on June 11, 2010 (the “Effective Date”) which, among other things, changed the Debtor’s name to Signature Group Holdings, Inc. Signature Group Holdings, Inc., which we refer to as the “Company,” then entered into a series of transactions contemplated by the Plan, and the Plan became effective pursuant to its terms and binding on all shareholders, creditors and claimants of the Company. The Plan was finalized after Signature Group Holdings, LLC and New World Acquisition, LLC entered into a Reciprocal Plan Support and Settlement Agreement dated April 9, 2010.
The Plan and the Confirmation Order were attached as Exhibits 2.1 and 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2010 and are incorporated by reference herein.
Signature Group Holdings, LLC issued a press release regarding the Effective Date and related transactions, a copy of which press release is attached hereto as Exhibit 99.1.
In accordance with the Plan and the Company’s emergence from bankruptcy, the Company entered into the material agreements summarized below.
The summaries of the agreements below do not purport to be complete and each summary is qualified in its entirety by reference to the text of the underlying agreement, a copy or form of which is attached hereto as specified below and incorporated by reference herein.
Subscription Agreements
Pursuant to the Plan, Signature Group Holdings, LLC, Craig Noell, Kyle Ross, Erin Donatelli, Kenneth Grossman, their respective affiliates and/or a limited number of their non-affiliated designees, who are referred to herein collectively as the “Signature Investors,” purchased an aggregate of 12,500,000 shares of the Company’s Common Stock for an aggregate of $10,000,000 in cash pursuant to the terms of subscription agreements between the Company and each of the Signature Investors (the “Subscription Agreements”). A form of Subscription Agreement is attached hereto as Exhibit 10.1.
Giving effect to the investments of the Signature Investors described above and the TOPrS share issuance described below, there were a total of approximately 111,900,000 shares of the Company’s common stock issued and outstanding on or about the Effective Date.
Warrants
Pursuant to the Plan, Signature Group Holdings, LLC, Kenneth Grossman, and New World Realty Advisors, LLC (collectively, the “Warrant Investors”) were issued warrants (the “Warrants”) to purchase an aggregate of 15,000,000 shares of the Company’s Common Stock (each a “Warrant Share” and collectively the “Warrant Shares”) with a purchase price of $0.02 per Warrant Share, an exercise price of $1.03 per Warrant Share and life of 10 years. A form of Warrant is attached hereto as Exhibit 10.2. The exercise price may be paid through cash or through cashless exercise reducing the number of Warrant Shares received.
The Warrants vest 20% on the Effective Date and 20% in equal annual installments thereafter until the Warrants are fully vested on the fourth anniversary of the Effective Date. The purchase price of $0.02 per Warrant Share is payable by the Warrant Investors as the Warrant Shares vest. Accordingly, the Warrant Investors paid $60,000 to the Company with respect to the Warrant Shares that vested on the Effective

Date, and will pay an aggregate of $60,000 in the aggregate on each subsequent vesting installment. The Warrants have full ratchet anti-dilution protection over their 10-year life.
Other than the Warrants, no stock options or warrants to purchase the Company’s common stock were outstanding at the Effective Date.
Registration Rights Agreement
Pursuant to the Plan and in connection with the closing of the issuance and sale of the Company’s Common Stock under the Subscription Agreements and the issuance and sale of Warrants (the “Closing”), the Company, the Signature Investors and the Warrant Investors entered into a registration rights agreement (the “Registration Rights Agreement”), a form of which is attached hereto as Exhibit 10.3.
Under the Registration Rights Agreement, the Company shall use commercially reasonable efforts to register the resale of the shares of the Common Stock issued to the Signature Investors under the Subscription Agreements and issued to the Warrant Investors upon the exercise of Warrants in accordance with the requirements of the Securities Act of 1933 (the “Securities Acts”) pursuant to a resale shelf registration statement pursuant to Rule 415 promulgated under the Securities Act (“Rule 415”) on Form S-3 or other short-form registration statement.
The Company also shall, after the Closing, prepare and file with the SEC a registration statement on Form S-3 (or on Form S-1, if the Company is not eligible to use Form S-3) and use its best efforts to cause such registration statement to become effective. Once the registration statement is declared effective by the SEC, the Company must use commercially reasonable efforts to keep it current and effective.
New Notes; New Notes Indenture
Pursuant to the Plan, the 9% Trust Originated Preferred Securities (“TOPrS”) issued to Fremont General Financing I, a Delaware statutory business trust pursuant to the Fremont General Financing Declaration of Trust, were extinguished, and TOPrS holders as of June 11, 2010 became entitled to receive a pro rata share of each of the following as settlement of their claims:
•	$45,000,000 in cash (subject to charging liens of the Indenture Trustee);

•	$39,000,000 in new notes (the “New Notes”) maturing December 31, 2016, bearing 9% annual interest, payable quarterly commencing September 30, 2010 and continuing until the principal thereof is paid or made available for payment; and

•	21,000,000 shares of common stock of the Company.
Interim Investment Management Agreement
Pursuant to the Plan, the Company entered into that certain Interim Investment Management Agreement dated June 11, 2010 (the “Interim Management Agreement”), with Signature Capital Advisers, LLC, a Delaware limited liability company (“SCA”). A copy of the Interim Management Agreement is attached hereto as Exhibit 10.4. Under the Interim Management Agreement, SCA will act as the investment adviser to the Company and will manage the investment and reinvestment of the assets of the Company, including the Company’s lending activities and investments, subject to the supervision of the Company’s Board of Directors (the “Board”) and executive officers. SCA will also arrange for any acquisition of any equity or debt financing by the Company, subject to the supervision of the Board.
The Interim Management Agreement shall remain in effect until the earlier of the date the Company and SCA enter into a long-term management agreement or December 31, 2010. If the Company and SCA do not execute a long-term management agreement by December 31, 2010, the Interim Management Agreement will continue automatically for successive one-year terms subject to it being approved at least annually by the vote of the Board or by the vote of a majority of the outstanding voting securities of the Corporation. The Interim Management Agreement may be terminated upon sixty (60) days’ written notice

(i) by the vote of a majority of the outstanding securities of the Company, (ii) by the vote of the Board or (iii) by SCA.
Under the Interim Management Agreement, SCA will receive as compensation for its services $525,000 per calendar quarter (or such other amount based on the determination of the Board and the consent of SCA, the “Management Fee”) paid in advance on a pro rated basis, which is intended to cover the commercially reasonable operating expenses to be incurred by SCA in its management of the Company, and SCA will refund the portion of the Management Fee that exceeds its actual expenses or apply such excess to the subsequent period, if applicable. The Company will bear all other costs and expenses of its operations and transactions.
SCA will be the investment adviser for the Company and may enter into sub-advisory agreements with other investment managers to assist SCA in fulfilling its responsibilities under the Investment Management Agreement. SCA may engage in any other business or render similar or different services to other parties who have a similar investment objective as the Company so long as SCA’s services to the Company are not impaired thereby.
Any manager, partner, officer or employee of SCA who is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of SCA or under the control or direction of SCA, even if paid by SCA.
The Interim Management Agreement also limits the liability of, and provides indemnification for, SCA and its affiliates for certain actions taken or omitted in connection with the performance of its duties under the Interim Management Agreement.
SCA will not pay Craig Noell, Kenneth Grossman, Thomas Donatelli or Kyle Ross base salary exceeding $150,000 per annum for such professional’s services to the Company from the Effective Date through December 31, 2010. The Board may award bonuses to SCA’s members and employees directly pursuant to the Company’s incentive plans as in effect from time to time.
This description is qualified in its entirety by reference to the Interim Management Agreement, which is incorporated herein by reference.
FGCC Merger Plan
Pursuant to the Confirmation Order, the new members of the Board of Directors and shareholders of the Company were deemed to approve and adopt the Plan of Merger between the Company and Fremont General Credit Corporation, a California corporation and wholly-owned subsidiary of the Company (“FGCC”) dated June 11, 2010 (the “FGCC Merger Plan”), attached hereto as Exhibit 10.5. The new members of the Board of Directors of FGCC approved and adopted the FGCC Merger Plan by unanimous written consent, and the Company as sole common shareholder of FGCC, is deemed to have approved and adopted the Plan of Merger pursuant to Nevada Revised Statutes Section 78.662 (“NRS 78.662”), Section 1400 of the California Corporations Code (“Corporations Code 1400”), and Section 7 of the Plan.
Under the FGCC Merger Plan, FGCC merged with and into the Company, with the Company surviving; all of the shares of stock of FGCC were cancelled, and all intercompany claims and obligations of the Company and FGCC were eliminated.
FRC Merger Plan
Pursuant to the Confirmation Order, the new members of the Board of Directors and shareholders of the Company were deemed to approve and adopt the Plan of Merger between the Company and Fremont Reorganizing Corporation, f/k/a Fremont Investment & Loan, a California corporation and wholly-owned subsidiary of FGCC (“FRC”) dated June 11, 2010 (the “FRC Merger Plan”), attached hereto as Exhibit 10.6. The new members of the Board of Directors of FRC approved and adopted the FRC Merger Plan by unanimous written consent, and the Company as sole common shareholder of FRC, is deemed to have approved and adopted the Plan of Merger pursuant to NRS 78.662, Corporations Code 1400, and Section 7 of the Plan.
Under the FRC Merger Plan, FRC merged with and into the Company, with the Company surviving; all of the shares of stock of FRC were cancelled, and all intercompany claims and obligations of the Company and FRC were eliminated.
Indemnification Agreements
As the Articles of Incorporation and Bylaws of the Company require that the Company: (i) indemnify against costs, charges, expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement; and (ii) advance expenses to any person who was or is or has agreed to become an officer or director of the Company in connection with certain indemnifiable proceedings to the full extent permitted by law, the Company’s Board has approved a form of indemnification agreement for its officers and directors (the “Indemnification Agreement”), which is attached hereto as Exhibit 10.7.
Item 1.02 Termination of a Material Definitive Agreement.
Agreements with the Debtor’s Creditors
As previously disclosed, the Plan contemplates making distributions to certain classes of claims in satisfaction of their claims. Under those distributions, the following material agreements were terminated:
     Agreements Related to the Senior Notes. On the Effective Date and subject to the requirements of the Plan, all 7.875% Senior Notes due 2009 (the “Senior Notes”) and that certain indenture dated March 1, 1999 by and between the Bank of New York, as Trustee, and the Debtor pursuant to which the Senior Notes were issued (the “Senior Note Indenture”) shall be deemed automatically canceled and discharged and all obligations of the Company under any agreements, indentures, or certificates of designation governing the Senior Notes shall be discharged, except that the Senior Notes shall continue in effect solely for the purposes of allowing the holders of Senior Notes to receive distributions under the Plan and allowing any authorized indenture trustee for the Senior Notes to exercise certain rights.
     Agreements Related to the Junior Notes. On the Effective Date, all 9% Junior Subordinated Debentures due March 31, 2026 (the “Junior Notes”), the Indenture and the Amended and Restated Declaration of Trust with respect to the 9% Junior Subordinated Debentures among Fremont General Corporation, Fremont General Financing I and Bank of New York (originated with First Interstate Bank of California), a New York Banking Corporation, as trustee (the “Junior Notes Indenture”), and the TOPrS shall be deemed extinguished, cancelled and of no further force or effect and all obligations of the duly authorized indenture trustee for the Junior Notes (the “Junior Notes Indenture Trustee”) and the Company under any agreements, indentures, or certificates of designation governing the Junior Notes and TOPrS shall be discharged, except that the Junior Notes, TOPrS and Junior Notes Indenture shall continue in effect to the extent necessary to permit holders of the Junior Notes Indenture Trustee to exercise certain rights and make distributions pursuant to the Plan.
     Other Material Agreements
The Confirmation Order constitutes a discharge of any and all claims against, and all debts and liabilities of, the Debtor. Any agreements not accepted by the Company are rejected, including but not limited to the Rights Agreement, dated as of October 23, 2007, by and between the Debtor and Mellon Investor Services LLC.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement—New Notes Indenture” is incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.
As described above under “Item 1.01 Entry into a Material Definitive Agreement—Subscription Agreements” and “Item 1.01 Entry into a Material Definitive Agreement—Warrants,” which are incorporated herein by reference, the Signature Investors purchased 12,500,000 shares of the Company’s Common Stock and the Warrant Investors were issued Warrants to purchase 15,000,000 shares of Common Stock on the Effective Date. The Company believes that all of the Signature Investors and the Warrant Investors are “accredited investors” as that term is defined under Rule 501 promulgated under the Securities Act. The issuances of Common Stock to the Signature Investors and Warrants to the Warrant Investors were deemed exempt from registration under the Securities Act pursuant to the exemption set forth in Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. As required by Regulation D, the Company will file a Form D with the SEC and any applicable state blue sky law filings within fifteen (15) days of the Effective Date.
Item 3.03 Material Modification to Rights of Security Holders.
The information in “Item 1.02 Termination of a Material Definitive Agreement” and in “Item 5.03 Amendments to Articles of Incorporation or Bylaws” is incorporated by reference into this Item 3.03.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation of Certain Officers
(a)
As previously disclosed in the Current Report on Form 8-K dated May 25, 2010, all members of the board of directors of the Debtor and its subsidiaries tendered their resignations from the boards of the Debtor and its subsidiaries on May 24, 2010, which resignations became effective at 12:01 a.m. on the Effective Date.
(c) and (e)
As previously disclosed in the Current Report on Form 8-K dated June 10, 2010, Richard Sanchez, Thea K. Stuedli and Donald E. Royer have tendered notice of resignation from their respective offices, effective as of July 5, 2010. As of the Effective Date, Mr. Sanchez, Ms. Stuedli and Mr. Royer remained in their respective offices of Interim President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and Executive Vice President and General Counsel under their current employment agreements.
(d)
Pursuant to the Plan and on the Effective Date, the Company’s Board acted by written consent to, among other things, increase the size of the Board to nine (9) members, accept previously disclosed resignations from the Board and appoint the following as new members of the Board:

Michael Blitzer	Craig Noell
Kenneth Grossman	Robert Peiser
John Koral	Richard A. Rubin
Norman Matthews	Robert Schwab
John Nickoll

It is expected that the committees of the Board, the membership of each committee and the type and amount of compensation paid to directors shall be determined at the Board’s first meeting to be held after the Effective Date.
Pursuant to the Plan, Michael Blitzer and Richard A. Rubin were nominated by the Seth Hamot, RRH Capital, LLC, Costa Brava Partners III, L.P. and Howard Amster, who were identified and defined in the Plan as the TOPrS Group, and were mutually acceptable to Signature Group Holdings, LLC, the TOPrS Group and James A. McIntyre, Sr.
The information contained in “Item 1.01 Entry into a Material Definitive Contract—Indemnification Agreements” is incorporated by reference into this Item 5.02.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
In connection with the Debtor’s reorganization and emergence from bankruptcy, the Debtor adopted Amended and Restated Articles of Incorporation changing its name to Signature Group Holdings, Inc. and Amended and Restated Bylaws, effective as of the Effective Date and attached hereto as Exhibits 3.1 and 3.2, respectively. The Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws are similar in all material respects to the Debtor’s Restated Articles of Incorporation, as amended, and Amended and Restated By-laws, as amended, as in effect immediately prior to the Effective Date, with the following material changes:
Corporate Name
The Company’s name is Signature Group Holdings, Inc.
Resident Agent
The name of the resident agent and the agent’s street address where process may be served upon the Company are as follows: Registered Agent Solutions, Inc., 4625 West Nevso Drive, Suite 2, Las Vegas, Nevada 89103.
Capital Stock
The par value of each share of the Company’s Common Stock and the Company’s Preferred Stock was changed from $1.00 per share to $0.01 per share. A form of stock certificate for the Company’s Common Stock is attached hereto as Exhibit 10.1. No Preferred Stock is issued or outstanding as of the Effective Date.
The number of authorized shares was increased from 152,000,000 shares (150,000,000 of Debtor’s common stock and 2,000,000 of Debtor’s preferred stock) to 200,000,000 shares (190,000,000 of Common Stock and 10,000,000 of Preferred Stock).
Indemnification
The Company shall (i) indemnify against costs, charges, expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement and (ii) advance expenses to any person who was or is or has agreed to become an officer or director of the Company in connection with certain indemnifiable proceedings. The Company may also indemnify any person who is or was or has agreed to become an employee or agent of the Company for expenses incurred in indemnifiable proceedings.
Restrictions on Transfer of Shares
In order to preserve certain tax benefits of the Company, the Company’s Amended and Restated Bylaws impose certain restrictions on the transfer of the Company’s securities (the “Tax Benefit Preservation Provision”).

The transfer restrictions apply until the earlier of (i) the repeal of Section 382 of the United States Internal Revenue Code of 1986 (the “IRC”), or any successor statute if the Board determines that the Tax Benefit Preservation Provision is no longer necessary to preserve the tax benefits of the Company; (ii) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward; or (iii) such other date as the Board shall fix in accordance with the Amended and Restated Bylaws.
Until the expiration of the transfer restrictions, any attempted transfer of the Company’s Common Stock shall be prohibited and void ab initio to the extent that, as a result of the transfer (or any series of transfers of which such transfer is a part), either (i) any person of group of persons would own 4.9% or more of the Company’s Common Stock directly or indirectly, as deemed to constructively own or otherwise aggregated pursuant to Section 382 of the IRC; (ii) the ownership interest in the Company of any person of group of persons owning 4.9% or more of the Company’s Common Stock would be increased; or (iii) any shareholder holding 5% or more of the total market value of the Company’s securities transfers, or agrees to transfer, any securities of the Company; provided, however, that settlement of any transaction in the Company’s securities entered into through the facilities of the New York Stock Exchange, Inc. are not precluded by (iii).
Notwithstanding the foregoing, nothing in the Tax Benefit Preservation Provision shall prevent a person from transferring the Company’s Common Stock to a new or existing “public group” of the Company, as defined in Treasury Regulation Section 1.382-2T(f)(13), and the transfer restrictions shall not apply to transfers that have been approved by the Board in accordance with the procedures set forth in the Amended and Restated Bylaws.
The above summary of changes adopted in the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the texts of the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.
Item 8.01. Other Events.
The following changes resulted from the Company’s emergence from bankruptcy and related events:
(a)
Symbol Change: The Company’s common stock was assigned a new trading symbol as a result of emerging from bankruptcy and related events. The changes to the symbol are as follows:
New Symbol: SGGH.PK
Old Symbol: FMNTQ.PK
The effective date of the symbol change is June 11, 2010.
(b)
New CUSIP numbers: The Company’s Common Stock was assigned a new CUSIP number as a result of emerging from bankruptcy and related events. A form of the new stock certificate is attached as Exhibit 10.8. The change to the CUSIP number is as follows:
Common Stock:
New CUSIP#: 82670C 100

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Index to Exhibits”, which is presented elsewhere in this document and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC. (Registrant)
Date: June 17, 2010	By:	/s/ Richard A. Sanchez
		Name:	Richard A. Sanchez
		Title:	Interim President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document

3.1	Amended and Restated Articles of Incorporation of the Company, effective June 11, 2010

3.2	Amended and Restated Bylaws of the Company, dated as of June 11, 2010

10.1	Form of Subscription Agreement

10.2	Form of Warrant

10.3	Form of Registration Rights Agreement entered into between the Company and the signatories thereto date

10.4	Interim Investment Management Agreement by and between the Company and Signature Capital Advisers, LLC dated June 11, 2010

10.5	Plan of Merger between the Company and Fremont General Credit Corporation, a California corporation

10.6	Plan of Merger between the Company and Fremont Reorganizing Corporation, f/k/a Fremont Investment & Loan, a California corporation

10.7	Form of Indemnification Agreements

10.8	Form of Stock Certificate

99.1	Press release of Signature Group Holdings, LLC dated June 14, 2010